Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of NextWave Wireless Inc. (the “Company”) on Form 10-K (the “Form 10-K”) for the period ended January 1, 2011, filed with the Securities and Exchange Commission on the date hereof, I, Frank A. Cassou, Chief Legal Counsel and Corporate Secretary, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Frank A. Cassou
Frank A. Cassou

Chief Legal Counsel and Corporate Secretary
(Principal Executive Officer)

Dated:	March 16, 2011